UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. 1)

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Arogo Capital Acquisition Corp.

(Name of Registrant as Specified in its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AROGO CAPITAL ACQUISITION CORP.
848 Brickell Avenue, Penthouse 5
Miami, FL 33131
(786) 442-1482

NOTICE OF SPECIAL MEETING IN LIEU OF A 2026 ANNUAL MEETING
TO BE HELD AT 9 A.M. EASTERN TIME ON JUNE 26, 2026

To the Stockholders of Arogo Capital Acquisition Corp.:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of Arogo Capital Acquisition Corp. (“we,” “us,” “our” or the “Company”) to be held at 9 a.m. Eastern Time on June 26, 2026, or at such other time, on such other date and such other place to which the meeting may be postponed or adjourned. The Special Meeting will be solely by means of remote communication in an audio-only format, conducted virtually via live webcast on the Internet at https://www.cstproxy.com/arogocapital/sm2026. There will be no physical location for the Special Meeting. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/arogocapital/sm2026. If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number _______#. This option is listen-only, and you will not be able to vote or enter questions during the Special Meeting if you choose to participate telephonically. The accompanying proxy statement (the “Proxy Statement”) is dated June 1, 2026, and is first being mailed to stockholders of the Company on or about June 3, 2026. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — to amend the Company’s amended and restated certificate of incorporation, as amended (the “Certificate”) pursuant to amendments to the Certificate in the form set forth in Annex A to the accompanying Proxy Statement (such amendments, collectively, the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or the “Common Stock”), included as part of the units sold in the Company’s initial public offering (such shares of Common Stock, the “public shares”) that was consummated on December 29, 2021 (the “IPO”), from June 29, 2026 (the “Current Outside Date”)) to June 29, 2028 (such date, the “Extended Date”);

•        Proposal No. 2 — The Charter Amendment Proposal — to amend the Certificate pursuant to amendments to the Certificate in the form set forth in paragraphs 4, 5, and 6 of Annex A to the accompanying Proxy Statement to permit written consent to allow stockholders to approve measures by written consent (the “Charter Amendment” and such proposal the “Charter Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Proposals”); and

•        Proposal No. 3 — Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the Charter Amendment Proposal, the “Proposals”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the other Proposals.

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow us more time to enter into and complete a business combination. The Certificate currently provides that we have until June 29, 2026 to complete our initial business combination. Our board of directors has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold a special meeting to obtain the stockholder approvals required in connection with a business combination and to consummate the closing of a business combination. Our board of directors currently believes that it is improbable that we will be able to complete our initial business combination before June 29, 2026 and Singto, LLC, f/k/a Koo Dom Investment, LLC, a Delaware limited liability company (our “Sponsor”), has indicated that it does not intend to fund the deposit required under the current Certificate to extend the date by which we must complete a business combination. Therefore, without the Extension Amendment, if we are unable to complete a business combination on or before June 29, 2026, we would be precluded from completing an initial business combination and would be forced to liquidate. Accordingly, our board of directors believes that in order for us to potentially consummate an initial business combination, we will need to obtain your approval of the Extension Amendment Proposal.

In connection with the Charter Proposals, stockholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes, divided by the number of then outstanding public shares. An Election can be made regardless of whether such stockholders vote “FOR” or “AGAINST” the Charter Proposals and an Election can also be made by the holders of public shares (the “public stockholders”) who do not vote, or do not instruct their broker or banker how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we are unable to complete our initial business combination by the Extended Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Proposals, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension Amendment is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest not previously released by the Company to pay certain taxes, divided by the number of then outstanding public shares, in the event a proposed business combination is completed.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate special meeting. If the Extension Amendment Proposal and the Charter Amendment Proposal are not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Special Meeting.

Based upon the amount in the Trust Account as of May __, 2026, which was approximately $_______, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.53 at the time of the Special Meeting. The closing price of the public shares on the Pink Sheets operated by the OTC Markets Group, Inc. (“OTC”) on May __, 2026, the most recent practicable closing price prior to the mailing of the accompanying Proxy Statement, was $2.00. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 23, 2026 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THE PROXY STATEMENT.

Unless the Charter Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our public shares would cause the Company to exceed the Charter. If the Charter Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Certificate would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Charter is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”), and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC. In the event that the Charter Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Charter, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Charter.

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 29, 2026, unless our Sponsor makes a contribution to the Trust Account in accordance with the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Sponsor, officers and directors together own 2,587,500 founder shares (as defined herein) that were issued to the Sponsor prior to our IPO, and 466,150 private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. Additionally, certain of our executive officers have beneficial interests in the Sponsor. On August 21, 2024, all of the then issued and outstanding shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” or the “founder shares”), were converted on a one-for-one basis into shares of the Company’s Class A Common Stock (the “Founder Share Conversion”) at the election of the holders thereof, in accordance with the Company’s Certificate. The 2,587,500 shares of Common Stock issued to our Sponsor, officers and directors in connection with the Founder Share Conversion are subject to the same restrictions as applied to the shares of Class B Common Stock before the Founder Share Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination, as described in our IPO prospectus. The founder shares are entitled to registration rights.

There will be no redemption rights or liquidation distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of such founder shares.

The approval of each of the Extension Amendment Proposal and the Charter Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock. The approval of the Adjournment Proposal requires the affirmative vote of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Our board of directors has fixed the close of business on May 21, 2026 (the “record date”) as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on the record date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all applicable and relevant factors, our board of directors has determined that the Proposals including, if presented, the Adjournment Proposal are advisable and recommended that you vote or give instruction to vote “FOR” such Proposals.

No other business is proposed to be conducted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information regarding each of the Proposals and the Special Meeting. Please use this opportunity to vote on the business to come before the Special Meeting. All stockholders are cordially invited to participate in the Special Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Special Meeting, we urge you to read the materials carefully and to vote your shares.

June 1, 2026
By Order of the Board of Directors
/s/ Suradech Taweesaengsakulthai
Suradech Taweesaengsakulthai
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the Special Meeting (including by virtual means as provided in the accompanying Proxy Statement). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided in the accompanying Proxy Statement). Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Charter Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” such Proposals. Your failure to vote or instruct your broker or bank how to vote will have no effect on the Adjournment Proposal, and an abstention will have no effect on the Adjournment Proposal, in each case assuming a quorum is present. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 26, 2026: This notice of Special Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/arogocapital/sm2026.

DEFINITIVE COPY

AROGO CAPITAL ACQUISITION CORP.

848 Brickell Avenue, Penthouse 5

Miami, FL 33131

(786) 442-1482

NOTICE OF SPECIAL MEETING IN LIEU OF A 2026 ANNUAL MEETING
TO BE HELD AT 9 A.M. EASTERN TIME ON JUNE 26, 2026

PROXY STATEMENT

The special meeting of stockholders in lieu of a 2026 annual meeting (the “Special Meeting”) of Arogo Capital Acquisition Corp. (“we,” “us,” “our” or the “Company”) will be held at 9 a.m. Eastern Time on June 26, 2026, or at such other time, on such other date and such other place to which the meeting may be postponed or adjourned. The Special Meeting will be solely by means of remote communication in an audio-only format, conducted virtually via live webcast on the Internet at https://www.cstproxy.com/arogocapital/sm2026. There will be no physical location for the Special Meeting. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/arogocapital/sm2026. If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number _______#. This option is listen-only, and you will not be able to vote or enter questions during the Special Meeting if you choose to participate telephonically. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — to amend the Company’s amended and restated certificate of incorporation, as amended, (the “Certificate”) pursuant to amendments to the Certificate in the form set forth in Annex A to this Proxy Statement (such amendments, collectively, the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or the “Common Stock”), included as part of the units sold in the Company’s initial public offering (such shares of Common Stock, the “public shares”) that was consummated on December 29, 2021 (the “IPO”), from June 29, 2026 (the “Current Outside Date”)) to June 29, 2028 (such date, the “Extended Date”);

•        Proposal No. 2 — The Charter Amendment Proposal — to amend the Certificate pursuant to amendments to the Certificate in the form set forth in paragraphs 4, 5, and 6 of Annex A to the accompanying Proxy Statement to permit written consent to allow stockholders to approve measures by written consent (the “Charter Amendment” and such proposal the “Charter Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Proposals”); and

•        Proposal No. 3 — Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the Charter Amendment Proposal, the “Proposals”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the other Proposals.

The purpose of the Extension Amendment is to allow us more time to enter into and complete a business combination. The Certificate currently provides that we have until June 29, 2026 to complete our initial business combination. Our board of directors has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold a special meeting to obtain the stockholder approvals required in connection with a business combination and to consummate the closing of a business combination. Our board of directors currently believes that it is improbable that we will be able to complete our initial business combination before June 29, 2026 and Singto, LLC, f/k/a Koo Dom Investment, LLC, a Delaware limited liability company (our “Sponsor”), has indicated that it does not intend to fund the deposit required under the current Certificate to extend the date by which we must complete a business combination. Therefore, without the Extension Amendment, if we are unable to complete a business combination on or before June 29, 2026, we would be precluded from completing an initial business combination and would be forced to liquidate. Accordingly, our board of directors believes that in order for us to potentially consummate an initial business combination, we will need to obtain your approval of the Extension Amendment Proposal.

The key purpose of the Charter Amendment Proposal is to amend Section 7.3 of the Company’s Charter to read:

Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation at any duly called annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation in accordance with the applicable provisions of the General Corporation Law of the State of Delaware.

If the Charter Amendment Proposal is not approved then the Company will continue to hold meetings for stockholder actions.

In connection with the Charter Proposals, stockholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes, divided by the number of then outstanding public shares. An Election can be made regardless of whether such stockholders vote “FOR” or “AGAINST” the Charter Proposals and an Election can also be made by the holders of public shares (the “public stockholders”) who do not vote, or do not instruct their broker or banker how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we are unable to complete our initial business combination by the Extended Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Proposals, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension Amendment is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest not previously released by the Company to pay certain taxes, divided by the number of then outstanding public shares, in the event a proposed business combination is completed.

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate special meeting. If the Extension Amendment Proposal and the Charter Amendment Proposal are not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Special Meeting. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a fraction of the approximately $_______ that was in the Trust Account as of May __ 2026. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 29, 2026, unless our Sponsor makes a contribution to the Trust Account in accordance with the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Based upon the amount in the Trust Account as of May __, 2026, which was approximately $_______, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.53 at the time of the Special Meeting. The closing price of the public shares on the Pink Sheets operated by the OTC Markets Group, Inc. (“OTC”) on May __, 2026, the most recent practicable closing price prior to the mailing of the accompanying Proxy Statement, was $11.06. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

Our Sponsor, officers and directors together own 2,587,500 founder shares (as defined herein) that were issued to the Sponsor prior to our IPO, and 466,150 private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. Additionally, certain of our executive officers have beneficial interests in the Sponsor. On August 21, 2024, all of the then issued and outstanding shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” or the “founder shares”), were converted on a one-for-one basis into shares of the Company’s Class A Common Stock (the “Founder Share Conversion”) at the election of the holders thereof, in accordance with the Company’s Certificate. The 2,587,500 shares of Common Stock issued to our Sponsor, officers and directors in connection with the Founder Share Conversion are subject to the same restrictions as applied to the shares of Class B Common Stock before the Founder Share Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination, as described in our IPO prospectus. The founder shares are entitled to registration rights.

There will be no redemption rights or liquidation distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of such founder shares.

The approval of each of the Extension Amendment Proposal and the Charter Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock. The approval of the Adjournment Proposal requires the affirmative vote of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Our board of directors has fixed the close of business on May 21, 2026 (the “record date”) as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on the record date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 4,373,497 shares of Common Stock outstanding. We have been informed by our Sponsor, directors and officers that hold founder shares that they intend to collectively vote all of their founder shares in favor of each of the Proposals.

This Proxy Statement contains important information about the Special Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Laurel Hill Advisory Group, LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $12,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated June 1, 2026 and is first being mailed to stockholders on or about June 3, 2026.

June 1, 2026
By Order of the Board of Directors
/s/ Suradech Taweesaengsakulthai
Suradech Taweesaengsakulthai
Chief Executive Officer

AROGO CAPITAL ACQUISITION CORP.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the Annexes to this Proxy Statement.

Q:     Why am I receiving this Proxy Statement?

A:     We are a blank check company formed under the laws of the state of Delaware on June 9, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 29, 2021, we consummated the IPO of 10,350,000 units (the “units”), with each unit consisting of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or the “Common Stock”), and one redeemable warrant (the “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock (such shares, the “public shares”) at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-259338). The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $103,500,000. Simultaneously with the closing of the IPO, we completed the private sale of an aggregate of 466,150 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $4,661,500. Following the closing of the IPO and full exercise of the over-allotment, a total of $105,052,500, from the net proceeds of the sale of the units in the IPO and the Private Placement Units was placed in the Trust Account.

Like the certificate of incorporation of many other blank check companies, our Certificate provides for the return of the funds held in the Trust Account to our public stockholders if we do not consummate an initial business combination on or before a certain date (in our case, by June 29, 2026) unless our Sponsor makes a contribution to the Trust Account in accordance with the Certificate. Our Sponsor has indicated that it does not intend to fund the deposit required under the current Certificate to extend the date by which we must complete a business combination. Our board of directors has determined that it is in the best interests of the Company to amend the Certificate to extend the date we have to consummate a business combination to June 29, 2026 to allow for additional time to evaluate, negotiate and enter into a business combination, and to allow our stockholders to evaluate the initial business combination, to hold a special meeting to obtain the stockholder approvals required in connection with a business combination and to consummate the closing of a business combination, and is submitting the Proposals included herein to our stockholders to vote upon. Therefore, our board of directors is submitting the Extension Amendment Proposal described in this Proxy Statement for the stockholders to vote upon at the Special Meeting in lieu of a 2026 annual meeting.

Q:     What is being voted on?

A:     You are being asked to vote on:

•        Proposal No. 1 — The Extension Amendment Proposal — to amend the Company’s Certificate to extend the date by which we have to consummate our initial business combination from June 29, 2026 to June 29, 2026, unless the closing of a business combination shall have occurred prior thereto or such earlier date as determined by the board of directors to be in the best interests of the Company;

•        Proposal No. 2 — The Charter Amendment Proposal — to amend the Certificate to eliminate the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than the Charter, $5,000,001, in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Charter; and

•        Proposal No. 3 — Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate special meeting. If the Extension Amendment Proposal and the Charter Proposal are not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Special Meeting regarding the Proposals.

Unless the Charter Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemption of our public shares would cause the Company’s net tangible assets to be less than $5,000,001.

If the Extension Amendment Proposal is approved, the approval will constitute the consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date. The removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a fraction of the approximately $_______ that was in the Trust Account as of May __, 2026. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 29, 2026, unless our Sponsor makes a contribution to the Trust Account in accordance with the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidation distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of such founder shares.

Q:     Why is the Company proposing the Extension Amendment Proposal?

A:     Our Certificate provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination consummated on or before June 29, 2026. Our board of directors believes that it is improbable that we will be able to complete an initial business combination on or before June 29, 2026 and our Sponsor has indicated that it does not intend to fund the deposit required under the current Certificate to extend the date by which we must complete a business combination. Therefore, without the Extension Amendment, if we are unable to complete a business combination on or before June 29, 2026, we would be precluded from completing an initial business combination and would be forced to liquidate. Accordingly, our board of directors believes that in order for us to potentially enter into and consummate an initial business combination, we will need to obtain your approval of the Extension Amendment Proposal.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate special meeting. If the Extension Amendment Proposal and the Charter Proposal are not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Special Meeting regarding the Proposals.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Our Certificate provides that we have until June 29, 2026 to complete an initial business combination and our Sponsor has indicated that it does not intend to fund the deposit required under the current Certificate to extend the date by which we must complete a business combination. Our Certificate provides that if our stockholders approve an amendment to our Certificate that would affect that substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before June 29, 2026, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. We believe that this provision of the Certificate was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Certificate.

The Extension Amendment Proposal would give us the opportunity to complete a business combination, which our board of directors believes is in the best interests of the stockholders. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Our board of directors recommends that you vote in favor of the Extension Amendment Proposal.

Q:     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than the extension until the Extended Date, as of the date of this Proxy Statement, we do not anticipate seeking any further extension to consummate an initial business combination, although we may determine to do so in the future, if necessary.

Q:     Why is the Company proposing the Charter Amendment Proposal?

A:     The Company is presenting the Charter Amendment Proposal to facilitate the completion of a business combination. If the Charter Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Certificate would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Charter is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC.

Q:     Why should I vote “FOR” the Charter Amendment Proposal?

A:     As discussed elsewhere in this Proxy Statement, our board of directors believes that the opportunity to complete a business combination is in the best interests of the Company and its stockholders.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal, if such Proposal is approved, the holder may, but is not required to, redeem all or a portion of her, his or its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then outstanding public shares. Unless the Charter Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our public shares would cause the Company to exceed the Charter. By eliminating the Charter, we make it more likely that we will proceed with the Extension Amendment and have the opportunity to consummate a business combination. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to consummate our initial business combination.

Our board of directors recommends that you vote in favor of the Charter Amendment Proposal.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

If presented, our board of directors recommends that you vote in favor of the Adjournment Proposal.

Q:     When would the board of directors abandon the Extension Amendment Proposal?

A:     Unless the Charter Amendment Proposal is approved, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension Amendment if (i) the redemptions of our public shares in connection with the vote on the Extension Amendment Proposal would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and (ii) the Charter Amendment Proposal is not approved.

Q:     How do the Company insiders intend to vote their shares?

A:     Our Sponsor, directors and officers own approximately 71.23% of our issued and outstanding Common Stock. See “Beneficial Ownership of Securities” for additional information. We have been informed by our Sponsor, directors and officers that they intend to vote in favor of each of the Proposals.

Q:     What vote is required to adopt the Extension Amendment Proposal?

A:     The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

Q:     What vote is required to adopt the Charter Amendment Proposal?

A:     The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

Q:     What vote is required to adopt the Adjournment Proposal?

A:     The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting in lieu of a 2026 annual meeting and entitled to vote thereon.

Q:     What if I do not want to vote “FOR” the Proposals?

A:     If you do not want a Proposal to be approved, you may abstain, not vote, or vote “AGAINST” the Proposal. If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will be entitled to make the Election if you vote against, abstain or do not vote on the Proposals.

Broker non-votes, abstentions or the failure to vote on the Proposals will have the same effect as votes “AGAINST” such Proposals. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Adjournment Proposal.

Q:     What happens if the Extension Amendment Proposal is not approved or the Extension Amendment is not implemented?

A:     If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 29, 2026, unless our Sponsor makes a contribution to the Trust Account in accordance with the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Q:     What happens if the Charter Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal is approved but the Charter Amendment Proposal is not approved, we will not redeem public shares in an amount that would exceed the Charter. If the Charter Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, we and/or our Sponsor may take actions to increase our net tangible assets to avoid exceeding the Charter. If the Charter Amendment Proposal is not approved and the Charter is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension Amendment and will not redeem any public shares in connection with the Extension Amendment Proposal, and the public stockholders will retain their shares and redemption rights.

Q:     What happens if the Extension Amendment Proposal is approved?

A:     We will continue our efforts to enter into and complete an initial business combination. Upon approval of the Charter Proposals by the requisite number of votes, the amendments to our Certificate that are set forth in Annex A hereto will become effective upon filing the amendment to our Certificate with the Secretary of the State of the State of Delaware. We will remain a reporting company under the Exchange Act and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the board of directors will be granted the authority to cease all operations of the Company and to wind up prior to the Extended Date if it determines it would be in the best interests of the Company to do so. If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares of Common Stock held by our Sponsor, directors and officers as a result of their ownership of the founder shares.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Notwithstanding the foregoing, we will not proceed with the Extension Amendment if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal if the Charter Amendment Proposal is not approved. See “Q: What happens if the Charter Amendment Proposal is not approved?” for additional information.

Q:     What happens to the Company warrants if the Extension Amendment Proposal is not approved or the Extension Amendment is not implemented?

A:     If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 29, 2026, unless our Sponsor makes a contribution to the Trust Account in accordance with the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidation distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of such founder shares.

Q:     What happens to the Company warrants if the Extension Amendment Proposal is approved?

A:     If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The Company’s warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act covering the issuance of the shares of Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:     If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:     Unless you elect to redeem your shares at this time, as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Certificate.

Q:     How do I change my vote?

A:     You may change your vote by e-mailing a later-dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card and you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any stockholder wishing to attend the virtual meeting should register for the meeting by June 20, 2026 (five business days prior to the date of the Special Meeting). To register for the Special Meeting, please follow these instructions as applicable to the nature of your ownership of the Common Stock:

•        If your shares are registered in your name with our Transfer Agent and you wish to attend the online-only Special Meeting, go to https://www.cstproxy.com/arogocapital/sm2026, enter the control number indicated on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the Special Meeting, you will need to log back into the meeting site using your control number. Pre-registration is recommended, but is not required in order to attend the Special Meeting.

•        Beneficial owners (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their accounting representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Our Transfer Agent will issue a control number and e-mail it back with the meeting information.

Q:     How are votes counted and what vote is required to approve each of the Proposals?

A:     Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal and the Charter Amendment Proposal must be approved under our Certificate by the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting (including any broker non-votes) will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Charter Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” such Proposals. Your failure to vote or to instruct your broker or bank how to vote will have no effect on the Adjournment Proposal, and an abstention will have no effect on the Adjournment Proposal, in each case assuming that a quorum is present. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting (including any broker non-votes) will not be counted toward the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the Proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:     What is a quorum requirement?

A:     A quorum of our stockholders is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the voting power of all outstanding shares of our Common Stock are represented in person or by proxy. As of the record date for the Special Meeting, the holders of at least 2,186,749 shares of Common Stock would be required to achieve a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions will be counted toward the quorum requirement but will not count as a vote cast at the Special Meeting. Broker non-votes will not be counted toward the quorum requirement. In the absence of a quorum, the chairman of the Special Meeting has the power to adjourn the Special Meeting.

Q:     Who can vote at the Special Meeting?

A:     Only holders of record of our shares of Common Stock at the close of business on May 21, 2026 are entitled to have their vote counted at the Special Meeting and any adjournment thereof. On this record date, 4,373,497 shares of Common Stock were outstanding and entitled to vote at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our Transfer Agent, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting; however, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     Does the board of directors recommend voting for the Proposals?

A:     Yes. After careful consideration of the terms and conditions of the Proposals, our board of directors has determined that the Proposals including, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The board of directors recommends that our stockholders vote “FOR” the Proposals including, if presented, the Adjournment Proposal.

Q:     What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

A:     Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of our founder shares and Private Placement Units, which would expire worthless if a business combination is not consummated. See the section under the heading “Special Meeting — Interests of Our Sponsor, Directors and Officers” elsewhere in this Proxy Statement for additional information.

Q:     Do I have dissenters’ or appraisal rights if I object to the Proposals?

A:     Our stockholders do not have dissenters’ rights in connection with the Proposals under Delaware law. Our stockholders do not have appraisal rights in connection with the Proposals.

Q:     What do I need to do now?

A:     We urge you to read carefully and consider the information contained in this Proxy Statement, including the Annexes, and to consider how the Proposals will affect you as a stockholder. You should vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:     How can I attend the Special Meeting in person?

A:     There is no physical location for the Special Meeting. You are invited to attend the Special Meeting by participating virtually if you are a stockholder of record as of the record date.

Q:     How do I vote?

A:     If you are a stockholder of record of our shares of Common Stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting.

Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting; however, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     How do I redeem my public shares?

A:     Each of our public stockholders may submit an Election that, if the Extension Amendment is implemented, such public stockholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

In order to exercise your redemption rights, you must tender your public shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your stock certificates to our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your public shares (and/or deliver your stock certificate(s) (if any) and other redemption forms) to the Transfer Agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your public shares in the manner described above prior to 5:00 p.m. Eastern Time on June 23, 2026 (two business days prior to the date of the Special Meeting).

Q:     How do I withdraw my Election to redeem my public shares?

A:     If you tendered your public shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our Transfer Agent and decide, prior to the vote at the Special Meeting, not to redeem your shares, you may request that our Transfer Agent return the shares (physically or electronically). You may make such a request by contacting our Transfer Agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board of directors determines, in its sole discretion, to permit the withdrawal of such a redemption request, which they may do in whole or in part.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to your shares.

Q:     Who is paying for this proxy solicitation?

A:     We will pay for the entire cost of soliciting proxies. We have engaged Laurel Hill Advisory Group, LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $12,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Q:     Who can help answer my questions?

A:     If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the closed proxy card, you should contact the Company:

Arogo Capital Acquisition Corp.
848 Brickell Avenue, Penthouse 5,
Miami, FL 33131
Attn: Suradech Taweesaengsakulthai
Telephone No.: (786) 442-1482

If you have questions regarding the certification of your position or tendering your public shares (and/or delivering your stock certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions under the heading “Where You Can Find More Information” elsewhere in this Proxy Statement.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains certain statements that are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to the expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, business strategy and the plans and objectives of management for future operations, our capital resources, results of operations, and market conditions. Additionally, our financial statements and all of our statements regarding market conditions are forward-looking statements. In some cases, you can identify such forward-looking statements by the use of terminology such as “outlooking,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,”, “anticipate” or the negative versions of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do no guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        Our ability to enter into and complete an initial business combination;

•        The anticipated benefits of a business combination;

•        The volatility of the market price and liquidity of our securities;

•        The use of funds not held in the Trust Account; and

•        The competitive environment in which our successor will operate following completion of a future business combination.

Additionally, on January 24, 2024, the SEC adopted new rules and regulations for special purpose acquisition companies (“SPACs”), which became effective on July 1, 2024 (the “2024 SPAC Rules”), that affect SPAC business combination transactions. The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and business combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed business combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for business combination registration statements. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination, and may increase the costs and time related thereto.

While forward-looking statements contained herein reflect our good faith belief, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statements, please see the section below under the heading “Risk Factors,” and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in the section under the heading “Risk Factors” included in our (i) IPO Prospectus (File No. 333-259338), (ii) Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

There are no assurances that the Extension Amendment will enable us to complete an initial business combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, the Company expects to seek stockholder approval of the initial business combination at a separate special meeting of the stockholders. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the initial business combination. Even if the Extension Amendment Proposal or the initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and the initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Because the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. Our Sponsor, officers and directors together own 2,587,500 founder shares that were issued to the Sponsor prior to our IPO, and 466,150 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of 2,587,500 founder shares that were issued to the Sponsor prior to our IPO and 466,150 Private Placement Units that were purchased by the Sponsor in the private placement. Accordingly, a liquidating distribution will be made only with respect to the public shares. In addition, certain of our executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our Common Stock experience a negative rate of return, due to having initially purchased the founder shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have an influence over their motivation in consummating the business combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s Sponsor is Singto, LLC, f/k/a Koo Dom Investment, LLC, a Delaware limited liability company. Our Sponsor, directors and officers together own 2,587,500 founder shares, which were issued to the Sponsor prior to our IPO, and 466,150 Private Placement Units, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Cho Thavee PCL, a non-U.S. entity, is the sole managing member of the Sponsor. Accordingly, the Sponsor is controlled by a non-U.S. entity.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If our business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the business combination. In addition, if the business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

Although we do not believe we or our Sponsor are a “foreign person,” CFIUS may take a different view and decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If we were to seek an initial business combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.15. As a result, if we liquidate, our public shareholders may receive less than $10.15 per share. Further, there would be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the founder shares and Private Placement Units.

Our Sponsor, directors and officers own a substantial number of shares of our Common Stock and can approve the Extension Amendment Proposal and the other Proposals without the vote of other stockholders.

Our Sponsor, directors and officers, following the Founder Share Conversions, own approximately 71.23% of the outstanding shares of our Common Stock entitled to vote at the Special Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Extension Amendment Proposal and the other Proposals. Assuming that our Sponsor, directors and officers vote all of the shares of our Common Stock owned by them at the Special Meeting, the Extension Amendment Proposal and the other Proposals can be approved at the Special Meeting even if some or all of our other stockholders do not approve the Extension Amendment Proposal and the other Proposals.

Our securities are currently quoted on the OTC Markets, which may have an unfavorable impact on our ability to enter into a definitive business combination agreement and complete a business combination, and may have an unfavorable impact on our stock price and liquidity.

Our units, Common Stock and Warrants are currently quoted on the OTC Pink Market tier under the symbols “AOGOU,” “AOGO,” and “AOGOW,” respectively. The quotation of our securities on the OTC Market may make it more challenging for us to identify potential business combination targets and complete a business combination, and it may result in a less liquid market available for existing and potential stockholders to trade our securities, could depress the trading price of our securities and could have a long-term adverse impact on our ability to raise capital. When fewer shares of a security are being traded on the OTC Markets, volatility of prices may increase, and price movement may outpace the ability to deliver accurate quote information. Due to lower trading volumes of our securities, there may be a lower likelihood that orders for shares of our units, Common Stock or Warrants will be executed, and current prices may differ significantly from the price that was quoted at the time of entry of the order.

Because the Company’s securities were transferred from The Nasdaq Stock Market LLC to OTC Pink Market, the Company’s Common Stock could become subject to the regulations of the SEC relating to the market for “penny stocks.” Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Under Rule 3a51-1, the term “penny stock” means any equity security, unless it fits within certain enumerated exclusions including being listed on a national securities exchange, such as Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). The Company may be deemed a “blank check company” as defined under Rule 419, and it may become subject to additional restrictions on the trading of its securities. Among those restrictions is that brokers trading in the securities of a blank check company under Rule 419 must adhere to more stringent rules, including being subject to the depository requirements of Rule 419.

The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s Common Stock. For example, brokers trading in shares of the Company’s Common Stock would be required to deliver a standardized risk disclosure document, which specifies information about “penny stocks” and the nature and significance of risks of the “penny stock” market. The broker dealer also must provide the customer with bid and offer quotations for the “penny stock,” the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each “penny stock” held in the customer’s account. In addition, the “penny stock” rules require that, prior to effecting a transaction in a “penny stock” not otherwise exempt from those rules, the broker dealer must make a special written determination that the “penny stock” is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s Common Stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s Common Stock. If the shares of the Company’s Common Stock are subject to the “penny stock” rules, the holders of such shares of the Company’s Common Stock may find it more difficult to sell their shares.

We can provide no assurance that trading in our securities will continue on the OTC Pink Market or otherwise. As previously disclosed, listing of the Company’s units, Common Stock and Warrants was transferred from The Nasdaq Stock Market LLC to OTC Pink Market. As a result, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our shares of Common Stock are “penny stock”, which will require brokers trading in our shares of Common Stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage;

•        the company may be deemed less attractive merger partner for a target company or business; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

Following the transfer of listing of the Company’s units, Common Stock and Warrants to OTC Pink Market, our securities are no longer “covered securities” and may be deemed to be “penny stock”; additionally, the average trading volume in our securities has been low, with little or no trading on some days. As a result, an investor in our securities may find it difficult to dispose of, or to obtain accurate quotations of the price of, our securities. Accordingly, investors may have to bear the economic risk of an investment in our securities for an indefinite period of time. There can be no assurance that a more active market for our securities will develop, or if one should develop, there is no assurance that it will be maintained. While the Company has begun the application process to have its securities quoted on the OTCQB tier operated on the OTC Markets Group platform, there can be no assurance that our securities will be approved, or will continue, to be traded on such market.

The Excise Tax may be imposed on us in connection with our redemptions of Public Shares in connection with a Business Combination or other stockholder vote pursuant to which Public Stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022, commencing in 2023, a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the Excise Tax. In April 2024, the Treasury Department issued proposed regulations providing guidance with respect to the Excise Tax. Taxpayers may rely on these proposed regulations until final regulations are issued. Under the proposed regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, should our stockholders make the Election to redeem their public shares in connection with the Proposals, such redemption may subject us to the Excise Tax, unless one of the two exceptions above apply. Such redemptions would only occur if the Extension Amendment Proposal is approved by our stockholders and the Extension Amendment is implemented by the board of directors.

On March 24, 2023, in connection with the Company’s stockholders approving a Certificate amendment extending the date by which the Company must consummate the initial business combination from March 29, 2023 to December 29, 2023, public stockholders elected to redeem an aggregate of 5,289,280 public shares for cash, for an aggregate redemption amount of approximately $54,675,740. On September 21, 2023, in connection with the Company’s stockholders approving a Certificate amendment extending the date by which the Company must consummate the initial business combination from December 29, 2023 to June 29, 2026, public stockholders elected to redeem an aggregate of 3,298,311 public shares for cash, for an aggregate redemption amount of approximately $35,357,893.92. As a result of the March 24 and September 21, 2023 redemptions, we recorded a 1% Excise Tax liability in the amount of $901,240 on our balance sheets as of June 30, 2024.

During the second quarter of 2024, the Internal Revenue Service issued final regulations with respect to the timing and payment of the Excise Tax. Pursuant to those regulations, we would need to file a return and remit payment for any liability incurred during the period from January 1, 2023 to December 31, 2023 on or before October 31, 2024. We are currently evaluating our options with respect to payment of this obligation. If we are unable to pay our obligation in full, we will be subject to additional interest and penalties, which are currently estimated at 10% interest per annum and a 5% underpayment penalty per month or portion of a month up to 25% of the total liability for any amount that is unpaid from November 1, 2024 until paid in full. The foregoing could cause a reduction in the cash available to complete a Business Combination and may adversely affect our ability to complete a Business Combination.

As described in the section under the heading “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights,” if the Extension Amendment Proposal is approved, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase may be subject to the Excise Tax. The extent to which we would be subject to the Excise Tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination), (iii) if we fail to timely consummate a business combination and liquidate in a taxable year subsequent to the year in which a Redemption Event occurs, and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the Excise Tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the Excise Tax remain to be determined. Any Excise Tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a business combination and could affect our ability to complete a business combination. In the event an Excise Tax is determined to be owed by us, none of the cash in the Trust Account nor interest earned on the cash in the Trust Account will be used to pay such Excise Tax.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to complete an initial business combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination, and results of operations.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and business combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed business combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for business combination registration statements.

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial business combination and (ii) constrain the circumstances under we could complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination, and we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete an initial business combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial business combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account were initially invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form was intended to be temporary and for the sole purpose of facilitating the intended business combination.

Pursuant to the Trust Agreement, Continental Stock Transfer & Trust Company is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our IPO was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of an initial business combination; (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our Certificate (x) in a manner that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete an initial business combination within the period specified in our Certificate; or (y) with respect to any other provision relating to the rights of holders of shares of our Common Stock or pre-initial business combination activity; or (iii) absent an initial business combination within the period specified in our Certificate, our return of the funds held in the Trust Account to our public stockholders as part of our redemption of the public shares.

We cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination or may result in our liquidation.

BACKGROUND

We are a blank check company formed under the laws of the state of Delaware on June 9, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On December 29, 2021, we consummated the IPO of 10,350,000 units, with each unit consisting of one public share and one Warrant, each whole Warrant entitling the holder thereof to purchase of public share at an exercise price of $11.50 per share, subject to certain adjustments. Simultaneously with the closing of the IPO, we completed the private sale of an aggregate of 466,150 Private Placement Units at a price of $10.00 per Private Placement Unit. The Private Placement Units are identical to the units sold in the IPO except that, so long as they are held by our Sponsor or its permitted transferees: (1) the Private Placement Units and their component securities will not be transferable, assignable or saleable until 30 days after the consummation of the Company’s initial business combination except to permitted transferees, and (2) the warrants included as a component of the Private Placement Units are be entitled to registration rights.

There are currently 4,373,497 shares of Common Stock issued and outstanding. The shares of Common Stock include (i) 25,875 shares of Common Stock we issued as representative shares to the underwriter in our IPO and (ii) 466,150 shares of Common Stock issued as part of the Private Placement Units issued to our Sponsor (and/or its designees) in a private placement consummated concurrently with the closing of our IPO and the full exercise of the underwriter’s overallotment option. Additionally, we issued Warrants to purchase 10,350,000 shares of Common Stock as part of the units sold in our IPO. As of the record date, there were 10,350,000 public Warrants outstanding. Each whole Warrant entitles its holder to purchase one whole share of Common Stock at an exercise price of $11.50 per share. The Warrants will become exercisable on the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to call the outstanding Warrants for redemption at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the Warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

Following the closing of the IPO and full exercise of the over-allotment, a total of $105,052,500, from the net proceeds of the sale of the units in the IPO and the Private Placement Units was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185-days or less, or in any open-ended investment company that holders itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. As of May __, 2026, funds held in the Trust Account totaled approximately $_______.

First Extension of our Combination Period

Our IPO prospectus and Certificate provided that, in the event that we have not consummated an initial business combination within 12 months from the date of the closing of the IPO, upon the Sponsor’s request, the Company could extend the period of time to consummate a business combination until December 29, 2023, provided that (i) the Sponsor (or its affiliates or permitted designees) deposited into the Trust Account certain monthly extension payments until December 29, 2023, unless the closing of the Company’s initial business combination has occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, had been complied with. On March 24, 2023, the Company held a special meeting of its stockholders (the “First Extension Special Meeting”) to approve a proposal to amend the Trust Agreement and the amended and restated certificate of incorporation, which amendments would allow the Company to extend the date by which it must complete an initial business combination from March 29, 2023 to December 29, 2023 by way of nine one-month extensions.

Our stockholders approved the proposal at the First Extension Special Meeting and holders of 5,289,280 public shares exercised their right to redeem those shares for cash at an approximate price of $10.33 per share, for an aggregate of approximately $54,675,740 (the “First Extension Redemption”).

Second Extension of our Combination Period

On September 21, 2023, the Company held a special meeting of its stockholders (the “Second Extension Special Meeting”) to approve a proposal to amend the Trust Agreement and the amended and restated certificate of incorporation, which amendments would allow the Company to extend the date by which it must complete an initial business combination from December 29, 2023 to June 29, 2026 by way of twelve one-month extensions.

Our stockholders approved the proposal at the Second Extension Special Meeting and holders of 3,298,311 public shares exercised their right to redeem those shares for cash at an approximate price of $10.72 per share, for an aggregate of approximately $35,357,893.92 (the “Second Extension Redemption”).

Founder Share Conversions

On July 5, 2024, the Company held a special meeting of its stockholders (the “Third Special Meeting”) to approve a proposal to amend the amended and restated certificate of incorporation, which amendment would allow the holders of the Company’s Class B Common Stock with the right to convert such shares of Class B Common Stock on a one-for-one basis into shares of the Company’s Class A Common Stock. On August 21, 2024, all of the then issued and outstanding shares of the Company’s Class B Common Stock, were converted on a one-for-one basis into shares of the Company’s Class A Common Stock (the “Founder Share Conversion”) at the election of the holders thereof, in accordance with the Company’s Certificate. The 2,587,500 shares of Common Stock issued to our Sponsor, officers and directors in connection with the Founder Share Conversion are subject to the same restrictions as applied to the shares of Class B Common Stock before the Founder Share Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination, as described in our IPO prospectus. The founder shares are entitled to registration rights.

Following the First Extension Redemption., the Second Extension Redemption and the Founder Share Conversion, our Sponsor, directors and officers own approximately 71.23% of the outstanding shares of our Common Stock.

Approximately $_______ was held in the Trust Account as of May __, 2026. The mailing address of the Company’s principal executive office is 848 Brickell Avenue, Penthouse 5, Miami, FL 33131.

You are not being asked to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate special meeting. If the Extension Amendment Proposal and the Charter Amendment Proposal are implemented and you do not elect to redeem your public shares in the Special Meeting, provided that you are a stockholder on the record date for a special meeting to consider the business combination, you would retain the right to vote on the business combination when it is submitted to the stockholders. Regardless of how you vote on the business combination, you would retain the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the Extended Date.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

We are proposing to amend our Certificate in the form set forth in Annex A to this Proxy Statement to extend the date by which we have to complete a business combination to the Extended Date.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 29, 2026, unless our Sponsor makes a contribution to the Trust Account in accordance with the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidation distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of such founder shares.

The purpose of the Extension Amendment is to allow us more time to enter into and complete a business combination, which our board of directors believes is in the best interests of the Company and our stockholders. The Certificate currently provides that we have until June 29, 2026 to complete our initial business combination. Our board of directors currently believes that it is improbable that we will be able to negotiate, enter into and complete our initial business combination before June 29, 2026 and our Sponsor has indicated that it does not intend to fund the deposit required under the current Certificate to extend the date by which we must complete a business combination. In order for us to consider, negotiate and enter into a definitive agreement relating to a business combination, for our stockholders to evaluate the potential business combination and for us to be able to complete such a business combination, we will need to obtain the approval of the Extension Amendment Proposal to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to consummate such business combination, and (3) redeem all public shares, from June 29, 2026 to the Extended Date.

Reasons for the Extension Amendment Proposal

Our Certificate provides that if our stockholders approve an amendment to our Certificate that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before June 29, 2026, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and then outstanding public shares. We believe that this provision of the Certificate was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Certificate.

The purpose of the Extension Amendment is to allow us more time to enter into and consummate a business combination. Our Certificate currently provides that we have until June 29, 2026 to complete our initial business combination. Our board of directors has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to our initial business combination, to hold a special meeting to obtain stockholder approval required in connection with a business combination and to consummate such a business combination. Without the Extension Amendment, if we are unable to complete a business combination on or before June 29, 2026, we would be precluding from completing our initial business combination and would be forced to liquidate.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not complete an initial business combination by June 29, 2026, unless our Sponsor makes a contribution to the Trust Account in accordance with the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidation distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of such founder shares.

If the Extension Amendment Proposal is Approved

Upon the approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Certificate that are set forth in Annex A hereto will become effective upon filing of the amendment to our Certificate with the Secretary of State of the State of Delaware. We will remain a reporting company under the Exchange Act, and our units, public shares and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the approximately $_______ that was in the Trust Account as of May __, 2026. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Extension Amendment Proposal is not approved and we do not complete an initial business combination by June 29, 2026, unless our Sponsor makes a contribution to the Trust Account in accordance with the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidation distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of such founder shares. We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $11.53 due to unforeseen claims of creditors.

Notwithstanding the foregoing, unless the Charter Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our public shares would cause the Company to exceed the Charter. In the event that the Charter Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Charter, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Charter.

Redemption Rights

Each of our public stockholders may submit an Election to, subject to the approval of the Extension Amendment Proposal, and the implementation of the Extension Amendment, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes, divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension Amendment will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 23, 2026 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR, NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THIS PROXY STATEMENT.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not such stockholder is a record holder or its, his or her shares are held in “street name,” by contacting our Transfer Agent or the stockholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s Transfer Agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our Transfer Agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from our Transfer Agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decisions than those stockholders that tender their shares through the DWAC system.

Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on June 23, 2026 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you tender your public shares (and/or delivered your stock certificate(s) (if any) and other redemption forms) for redemption to our Transfer Agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our Transfer Agent return the shares (physically or electronically). You may make such request by contacting our Transfer Agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board of directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. Our Transfer Agent will hold any share certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of May __, 2026, which was approximately $_______, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.53 at the time of the Special Meeting.

The closing price of the public shares on OTC Pink on May __, 2026 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $11.06. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your public shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our Transfer Agent prior to 5:00 p.m. Eastern Time on June 23, 2026 (two business days before the Special Meeting). We anticipate that a public stockholder who tenders public shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of Common Stock, including the founder shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 29, 2026, unless our Sponsor makes a contribution to the Trust Account in accordance with the Certificate (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay certain taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Stockholder approval of the Extension Amendment Proposal is required for the implementation of the plan of our board of directors to extend the date by which we must consummate our initial business combination.

Our board of directors will abandon and not implement the Extension Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Charter Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and Charter Amendment Proposal, our board of directors will retain the right to abandon and not implement the Extension Amendment and Charter Amendment at any time without any further action by our stockholders.

Our Sponsor and all of our directors and officers are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors, and officers beneficially owned and were entitled to vote an aggregate of 2,587,500 founder shares, representing approximately 59% of the Company’s issued and outstanding shares of Common Stock. Our Sponsor, directors and officers do not intend to purchase Common Stock in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board of directors, you should keep in mind that our Sponsor, executive officers, and members of our board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that our Sponsor, officers, and directors hold 2,587,500 founder shares and 466,150 Private Placement Units. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the founder shares for $25,000;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, (y) shall not apply to any claims by a third party or a target which executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our board of directors are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Recommendation of the Board of Directors

Our board of directors unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL NO. 2 — THE CHARTER AMENDMENT PROPOSAL

We are proposing to amend our Certificate in the form set forth in Annex A to this Proxy Statement to eliminate from the Certificate the Charter in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Charter.

Reasons for the Charter Amendment Proposal

Our board of directors believes that the opportunity to complete a business combination is in the best interests of the Company and its stockholders. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC. Therefore, the Company believes that the Charter is not needed.

If the Charter Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the completion of a business combination, the Certificate would prevent the Company from being able to complete the business combination even if all other conditions to closing are met.

If the Charter Amendment Proposal is Not Approved

If the Extension Amendment Proposal is approved but the Charter Amendment Proposal is not approved, we will not redeem public shares in an amount that would exceed the Charter. If the Charter Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, we and/or our Sponsor may take actions to increase our net tangible assets to avoid exceeding the Charter. If the Charter Amendment Proposal is not approved and the Charter is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension Amendment and will not redeem any public shares in connection with the Extension Amendment Proposal, and the public stockholders will retain their shares and redemption rights.

If the Charter Amendment Proposal is Approved

If the Charter Amendment Proposal is approved by the requisite number of votes, the amendments to our Certificate that are set forth in Annex A of this Proxy Statement will become effective upon filing the amendment to our Certificate with the Secretary of State of the State of Delaware.

The Recommendation of the Board of Directors for the Charter Amendment Proposal

As discussed below, after careful consideration of all relevant factors, our board of directors has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders. Our board of directors has approved and declared advisable adoption of the Charter Amendment Proposal and recommends that you vote “FOR” such Proposal.

Our Certificate currently includes a Charter that limits the Company’s ability to consummate an initial business combination, or to redeem shares of Common Stock in connection with an initial business combination that does not allow the Company to redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than $5,000,001. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC. Our board of directors has determined that the Charter is not needed.

Our board of directors believes that the opportunity to complete a business combination is in the best interests of the Company and its stockholders. Unless the Charter Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemption of our public shares would cause the Company to exceed the Charter. By eliminating the Charter, we make it more likely that we will proceed with the Extension Amendment and have the opportunity to complete a business combination.

After careful consideration of all relevant factors, our board of directors determined that the Charter Amendment is in the best interests of the Company and its stockholders.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of Common Stock, including the founder shares, is required to approve the Charter Amendment Proposal.

If you do not want the Charter Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” the Proposal. Broker non-votes, abstentions or the failure to vote on the Proposal will have the same effect as votes “AGAINST” the Proposal.

Recommendation of the Board of Directors

Our board of directors unanimously recommends that our stockholders vote “FOR” the approval of the Charter Amendment Proposal.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals. In no event will our board of directors adjourn the Special Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board of Directors

If presented, our board of directors unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Common Stock with respect to the exercise of redemption rights in connection with the approval of the Charter Proposals. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Common Stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Common Stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Common Stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

•        This section is addressed to U.S. Holders of our Common Stock that elect to have their Common Stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Common Stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s Common Stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Common Stock generally will be treated as a sale of the Common Stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Common Stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Common Stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Common Stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of Common Stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Common Stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Common Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Common Stock based upon the then fair market values of the Common Stock and the one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Common Stock so redeemed. A U.S. Holder’s adjusted tax basis in its Common Stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Common Stock or the U.S. Holder’s initial basis for Common Stock upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Common Stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Common Stock that elect to have their Common Stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Common Stock of the Company and is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Common Stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Common Stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Common Stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of Common Stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Common Stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Common Stock, and, in the case where shares of our Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Common Stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Common Stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Common Stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Proposals.

THE SPECIAL MEETING

Overview

Date, Time and Place

The Special Meeting will be held at 9 a.m. Eastern Time on June 26, 2026, as a virtual meeting, or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned. The Special Meeting will be solely by means of remote communication in an audio-only format, conducted virtually via live webcast on the Internet at https://www.cstproxy.com/arogocapital/sm2026. There will be no physical location for the Special Meeting.

Attending the Special Meeting

Only stockholders who own shares of Common Stock of the Company at the close of business on May 21, 2026, the record date for the Special Meeting, will be entitled to attend the Special Meeting. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/arogocapital/sm2026. If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or 1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number _______#. This option is listen-only, and you will not be able to vote or enter questions during the Special Meeting if you choose to participate telephonically. The sole purpose of the Special Meeting is to consider and vote upon the Proposals.

To attend the Special Meeting, please follow these instructions, as applicable to the nature of your ownership of the shares of the Company Common Stock:

•        Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our Transfer Agent, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

•        Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting; however, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Quorum

A quorum of our stockholders is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the voting power of all outstanding shares of our Common Stock are represented in person or by proxy. As of the record date for the Special Meeting, the holders of at least 2,186,749 shares of Common Stock would be required to achieve a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (online) at the Special Meeting. Abstentions will be counted toward the quorum requirement but will not count as a vote cast at the Special Meeting. Broker non-votes will not be counted toward the quorum requirement. In the absence of a quorum, the chairman of the Special Meeting has the power to adjourn the Special Meeting.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock of the Company at the close of business on May 21, 2026, the record date for the Special Meeting. You will have one vote per Proposal for each share of Common Stock you owned as of the record date. The Company’s Warrants do not carry voting rights.

Vote Required

Extension Amendment Proposal and Charter Amendment Proposal

The approval of each of the Extension Amendment Proposal and the Charter Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

If you do not want the Extension Amendment Proposal or the Charter Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” each such Proposal. If you do not vote or you abstain from voting on the Extension Amendment Proposal or the Charter Amendment Proposal, your action will have the same effect as a vote “AGAINST” each such Proposal. Broker non-votes will have the same effect as “AGAINST” each such Proposal. If the Charter Proposals are approved and the related amendments are implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming stockholders. You will still be entitled to make an Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Charter Amendment Proposal.

Adjournment Proposal

The Adjournment Proposal, if presented, requires the affirmative vote of the majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote in person or by proxy will have no effect on outcome of any vote on the Adjournment Proposal. Abstentions will be considered present for the purpose of establishing a quorum, but will have no effect on the outcome of the Adjournment Proposal, if presented. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

On the record date of the Special Meeting, there were 4,373,497 shares of Common Stock outstanding. The founder shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor, directors and officers that hold founder shares that they intend to collectively vote all 2,587,500 founder shares in favor of each of the Proposals, including the Adjournment Proposal (if presented).

Dissenters’ Rights; Appraisal Rights

Our stockholders do not have dissenters’ rights in connection with the Proposals under Delaware law. Our stockholders do not have appraisal rights in connection with the Proposals.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board of directors, you should keep in mind that our Sponsor, executive officers, and members of our board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that our Sponsor, officers, and directors hold 2,587,500 founder shares and 466,150 Private Placement Units. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the founder shares for $25,000;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, (y) shall not apply to any claims by a third party or a target which executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our board of directors are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited on behalf of our board of directors on the Proposals being presented to stockholders at the Special Meeting. We have engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still remove your proxy and vote your shares online at the Special Meeting if you are a holder of record of our Common Stock as of the record date. You may contact the Company at:

Arogo Capital Acquisition Corp.
848 Brickell Avenue, Penthouse 5,
Miami, FL 33131
Attn: Suradech Taweesaengsakulthai
Telephone No.: (786) 442-1482

Recommendation of the Board of Directors

After careful consideration of all applicable and relevant factors, our board of directors has determined that the Proposals including, if presented, the Adjournment Proposal are advisable and recommended that you vote or give instruction to vote “FOR” each such Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of May 21, 2026 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

As of May 21, 2026, there were 2,591,895 shares of Class A common stock and 0 shares of Class B common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock
Name and Address of Beneficial Owner(1)(2)	Number of Shares Beneficially Owned(3)	Approximate Percentage of Class
Singto, LLC, f/k/a Koo Dom Investment, LLC	2,948,650	96.4%
Suradech Taweesaengsakulthai	30,000	*
Chee Han Wen	30,000	*
H.R.H. Tunku Naquiyuddin ibni Tunku Ja’afar	25,000	*
Somnuek Anakwat	6,000	*
J. Gerald Combs	8,000	*
Suthee Chivaphongse	6,000	*
All directors and executive officers as a group (6 individuals)	105,000	0%
Other 5% Stockholders
None

____________

*        Less than 1%

(1)      Singto, LLC, f/k/a Koo Dom Investment, LLC, our sponsor, is the record holder of the securities reported herein. Mr. Suradech Taweesaengsakulthai, our Chief Executive Officer, is the manager and a member of our sponsor. By virtue of this relationship, Mr. Suradech Taweesaengsakulthai may be deemed to share beneficial ownership of the securities held of record by our sponsor. Mr. Suradech Taweesaengsakulthai disclaims any such beneficial ownership except to the extent of his pecuniary interest. The business address of each of these entities and individuals is 848 Brickell Avenue, Penthouse 5, Miami, FL 33131.

(2)      On July 5, 2024, the Company held a special meeting of its stockholders during which the stockholders approved the proposal to amend the Company’s amended and restated certificate of incorporation to provide for the right of a holder of the Company’s Class B common stock to convert such Class B Common Stock into shares of Company’s Class A common stock, on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder. Thereafter, each holder of the Company’s Class B common stock exercised their election. On August 21, 2024, all 2,587,500 of the then issued and outstanding shares of the Company’s Class B common stock were automatically converted into 2,587,500 shares of the Company’s Class a common stock. Following the conversion, no shares of the Company’s Class B common stock remained issued and outstanding.

(3)      The table above includes the 466,150 shares of common stock underlying the Private Placement Units held or to be held by our Sponsor. However, these securities are not exercisable within 60 days of the record date for the Special Meeting.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address for this Proxy Statement or for future proxy statements, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 848 Brickell Avenue, Penthouse 5, Miami, FL 33131, to inform us of the stockholder’s request; or

•        if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal and the Charter Amendment Proposal are approved and the Extension Amendment is implemented, we anticipate that the 2027 annual meeting of the stockholders will be held no later than December 31, 2027 (the “2027 Annual Meeting”).

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2027 Annual Meeting, assuming the meeting is held on or about December 31, 2027, notice of a nomination or proposal must be delivered to us no later than October 2, 2027 and no earlier than September 2, 2027. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The chairman of the board of directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

We anticipate that we will hold another special meeting before the Extended Date, to consider and vote upon approval of our initial business combination and other related matters. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Extended Date, the Company will dissolve and liquidate and there will be no annual meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC, as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have any questions about the Proposals to be presented at the Special Meeting, you should request them in writing from us by addressing such request to our Secretary at Arogo Capital Acquisition Corp., 848 Brickell Avenue, Penthouse 5, Miami, FL 33131, or by requesting them from us via e-mail at nisachon@arogocapital.com.

If you are a stockholder of the Company and would like to request documents, please do so by June 20, 2026 (five business days prior to the date of the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A

PROPOSED FIFTH AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AROGO CAPITAL ACQUISITION CORP.
Pursuant to Section 242 of the Delaware General Corporation Law

AROGO CAPITAL ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Arogo Capital Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 9, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 9, 2021 (the “Amended and Restated Certificate of Incorporation”, as amended by the First Amendment (defined below), the Second Amendment (defined below) and the Third Amendment (as defined below)). A First Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 28, 2023 (the “First Amendment”). A Second Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 28, 2023 (the “Second Amendment”). A Third Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 10, 2024 (the “Third Amendment”). A Fourth Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 29, 2024 (the “Fourth Amendment”)

2.      This Fifth Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation, as amended to date.

3.      This Fifth Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with Article IX of the Amended and Restated Certificate of Incorporation and the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.      Section 7.3 of Article VII is hereby deleted in its entirety and replaced with the following:

Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation at any duly called annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation in accordance with the applicable provisions of the General Corporation Law of the State of Delaware.

5.      Section 9.2(d) of Article IX is hereby deleted in its entirety and replaced with the following:

(d) In the event that the Corporation has not consummated an initial Business Combination within seventy-eight (78) months from the closing of the Offering (or such earlier date as may be determined by the Corporation’s Board), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering

Annex A-1

Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6.      Section 9.7 of Article IX is hereby deleted in its entirety and replaced with the following:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within seventy-right (78) months from the closing of the Offering (or such earlier date as may be determined by the Corporation’s Board) or with respect to any other provision relating to stockholders’ rights or pre-business combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares.

Annex A-2

IN WITNESS WHEREOF, Arogo Capital Acquisition Corp. has caused this Fourth Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this [    ]th day of June 2026.

Arogo Capital Acquisition Corp.
By:
Name:	Suradech Taweesaengsakulthai
Title:	Chief Executive Officer

Annex A-3

Annex B

PROPOSED FOURTH AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 4 (this “Amendment”), dated as of June __, 2026, to the Trust Agreement (as defined below) is made by and between Arogo Capital Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 23, 2021, as amended by Amendment No. 1 to the Investment Management Trust Agreement dated March 28, 2023, Amendment No. 2 to the Investment Management Trust Agreement dated September 27, 2023 and Amendment No. 3 to the Investment Management Trust Agreement dated December 29, 2024 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, the parties to the Trust Agreement desire to amend the Trust Agreement to reflect the amendments approved at the Special Meeting.

NOW, THEREFORE, IT IS AGREED:

1.    Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by at least two of its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses in the case of a Termination Letter in the form of Exhibit B hereto), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is (the “Applicable Deadline”) the later of (1) seventy-eight (78) months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation (as it may be further amended) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached hereto as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

Annex B-1

2.    The following defined terms in the Trust Agreement shall be amended and restated in its entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement dated December 23, 2021, between Arogo Capital Acquisition Corp. and Continental Stock Transfer & Trust Company, as amended by the First Amendment to Investment Management Trust Agreement dated March 28, 2023, by the Second Amendment to Investment Management Trust Agreement dated September 27, 2023, by the Third Amendment to Investment Management Trust Agreement dated December 29, 2024 and by the Fourth Amendment to the Investment Management Trust Agreement date June __, 2026.

“Applicable Deadline” shall have the meaning ascribed thereto in Section 1(i) of the Trust Agreement.

3.    Exhibit D to the Trust Agreement is hereby amended and restated in its entirety:

Annex B-2

EXHIBIT D

AROGO CAPITAL ACQUISITION CORP.

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Arogo Capital Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company, LLC, dated as of December 23, 2021 (as amended, the “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional twenty-four (24) months, from June 29, 2026 to June 29, 2028 (the “Extension”). The Company is not obligated to pay an additional amount to the Trust Fund.

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Very truly yours,
Arogo Capital Acquisition Corp.
By:
Name:	Suradech Taweesaengsakulthai
Title:	Chief Executive Officer

6.    Exhibit E to the Second Amendment to the Trust Agreement is hereby amended in its entirety.

Annex B-3

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account Stockholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Arogo Capital Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of December 23, 2021 (the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Stockholders of the Company $            of the principal and interest income earned on the Property as of the date hereof into a segregated account held by you on behalf of the Beneficiaries. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its Public Stockholders who have properly elected to have their shares of Common Stock redeemed by the Company in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares of Common Stock if the Company has not consummated an initial Business Combination within such time as is described in the Company’s amended and restated certificate of incorporation or with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter into a segregated account held by you on behalf of the Beneficiaries.

Very truly yours,
Arogo Capital Acquisition Corp.
By:
Name:	Suradech Taweesaengsakulthai
Title:	Chief Executive Officer

7.    All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

8.    This Amendment may be signed by any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

9.    This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) and Section 6(d) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

10.  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

Annex B-4

IN WITNESS WHEREOF, the parties have duly executed this Fourth Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:	Francis Wolf
Title:	Vice President & Assistant Secretary — Trust & Corporate Action Services
AROGO CAPITAL ACQUISITION CORP.
By:
Name:	Suradech Taweesaengsakulthai
Title:	Chief Executive Officer

Annex B-5

AROGO CAPITAL ACQUISITION CORP.
848 Brickell Avenue, Penthouse 5,
Miami, FL 33131
(786) 442-1482

SPECIAL MEETING OF STOCKHOLDERS

JUNE 26, 2026

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice dated June 1, 2026 and proxy statement, dated June 1, 2026 (the “Proxy Statement”), in connection with the special meeting to be held at 9 a.m. Eastern Time on June 26, 2026 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Suradech Taweesaengsakulthai and Suthee Chivaphongse (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL NO. 1), “FOR” THE CHARTER AMENDMENT PROPOSAL (PROPOSAL NO. 2), “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL NO. 3).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 26, 2026: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/arogocapital/sm2026.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO 2., PROPOSAL NO. 3, AND, IF PRESENTED, PROPOSAL NO. 4.	Please mark your votes with ☒ as indicated in this example.
Proposal No. 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

To amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all shares of the Company’s Class A common stock, par value $0.0001 per share, included as part of the units sold in the Company’s initial public offering that was consummated on December 29, 2021, from June 29, 2026 to June 29, 2028.

	☐	☐	☐

Proposal No. 2 — Charter Amendment Proposal	FOR	AGAINST	ABSTAIN

To amend and restate Section 7.3 of the Company’s amended and restated certificate of incorporation to eliminate the prohibition on stockholder votes and approval via written resolution in lieu of a meeting Charter in order to allow any action required or permitted to be taken by the stockholders of the Corporation at any duly called annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting Charter.

	☐	☐	☐

Proposal No. 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

	☐	☐	☐
Date:

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, AND PROPOSAL NO. 4 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.